UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35726	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Boston Wharf Road, 7th Floor, Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

(617) 551-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDUS	The Nasdaq Global Market

Item 8.01	Other Events.

On June 6, 2022, Radius Health, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) and made available to its stockholders of record a definitive proxy statement (the “2022 Proxy Statement”) for the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) to be held virtually on July 8, 2022.

On June 27, 2022, the Board of Directors of the Company (the “Board”) determined to postpone the 2022 Annual Meeting, which will now be held virtually on July 26, 2022 at 10:00 a.m., EDT. The postponement will provide the Company’s stockholders additional time to evaluate information regarding the proposed tender offer (the “Offer”) for all the outstanding shares (the “Shares”) of the Company’s common stock, $0.0001 par value (“Common Stock”) to be launched by an entity jointly owned by Gurnet Point Capital, LLC and Patient Square Capital pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) between the Company, Ginger Acquisition, Inc. (“Parent”) and Ginger Merger Sub, Inc. (“Purchaser”), disclosed by the Company on June 23, 2022, as well as the Board’s strategic review process. Pursuant to the Merger Agreement, Purchaser has agreed to commence the Offer by July 15, 2022.

The record date for the 2022 Annual Meeting of June 3, 2022 remains unchanged. The matters to be voted on at the Annual Meeting also remain unchanged, and the proxy card and voting instruction forms originally distributed with the 2022 Proxy Statement remain valid. Only holders of record of shares of the Company’s Common Stock at the close of business on June 3, 2022 will be entitled to vote at the Annual Meeting or any further postponement or adjournment thereof.

Stockholders who have already cast their votes do not need to take any action, unless they wish to change or revoke their prior proxy or voting instructions. The Company encourages all stockholders of record to vote so that their Shares will be represented at the 2022 Annual Meeting. Stockholders should follow the instructions provided in the 2022 Proxy Statement to vote, change their vote or revoke their prior proxy or voting instructions. Internet and telephone voting for stockholders of record will now remain open until 11:59 p.m., EDT, on July 25, 2022.

Additional Information and Where to Find It

The Offer for the outstanding Shares referenced in this Current Report on Form 8-K has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for the tender offer materials that Parent and Purchaser, will file with the SEC, upon the commencement of the Offer. At the time the Offer is commenced, Parent and Purchaser will file a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the Offer.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND RELATED DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF THE COMPANY’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. Holders of Shares can obtain these documents free of charge when they are filed from the SEC’s website at www.sec.gov or on the Company’s website at www.radiuspharm.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUS HEALTH, INC.

Date: June 27, 2022	By:	/s/ G. Kelly Martin
	Name:	G. Kelly Martin
	Title:	Chief Executive Officer